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                                                                   EXHIBIT 10(d)

                              FIRST LEASE AMENDMENT
                              ---------------------



         THIS FIRST LEASE AMENDMENT (this "First Amendment"), is made this 11th day of February, 1998, by and between THE BLACK FAMILY LIMITED PARTNERSHIP, an Ohio limited partnership ("LANDLORD") and MPW INDUSTRIAL SERVICES, INC., an Ohio corporation ("TENANT").


                                   WITNESSETH:
                                   -----------


         WHEREAS Landlord and Tenant have heretofore entered into that certain lease, dated as of May 1, 1996 (the "LEASE"), for certain premises containing a 35,500 square foot industrial facility located on approximately 5.99 acres of land in Chesterfield Township, Macomb County, Michigan (the "Premises");

         WHEREAS, the Lease grants to Tenant, INTER ALIA, an option to renew the Term for one additional five (5) year period, and Tenant and Landlord wish to modify the extension rights of Tenant; and

         WHEREAS, the parties wish to further modify certain terms of the Lease in accordance with the provisions of this First Amendment.

         NOW, THEREFORE, in consideration of the mutual premises contained herein, the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

         1. DEFINED TERMS: All terms used herein but not defined shall have the meanings ascribed thereto in the Lease.

         2. TERM:

            (a) Subparagraph 2(a)is modified by deleting the phrase "April 30, 2001" in the second line thereof and inserting in lieu thereof the phrase "November 30, 2004."

            (b) Subparagraph 2(b) of the Lease is hereby deleted, and the following is inserted in lieu thereof:

                  RENEWAL TERM. Tenant may, at its sole option, choose to extend the term of this Lease for two (2) additional periods of five
                  (5) years each (a "RENEWAL TERM") under such terms and conditions as Landlord and Tenant will negotiate, based upon a fair market appraisal of the Premises. Tenant shall provide Landlord with written notice of Tenant's intent to exercise this option not later than one hundred twenty (120) days prior to the expiration of the Initial Term or first Renewal Term, as applicable. As used in this Lease, "TERM" means both the Initial Term and, if Tenant exercises its option(s), any Renewal Term. As used in this Lease, "LEASE YEAR" means each consecutive twelve (12) month period of the Term, starting on the Commencement Date of this Lease.

         3. RENT: Subparagraph 3(a) of the Lease is hereby deleted, and the following is inserted in lieu thereof:

            (a) Tenant shall pay as "BASE RENT" for each Lease Year during the Initial Term the sum of Two Hundred Eighty-Eight Thousand and No/100 Dollars ($288,000.00), payable in advance, in equal monthly installments of Twenty-Four Thousand and No/100 Dollars ($24,000.00). The first and last monthly installments are due and payable on the execution of this Lease and the remaining installments are due and payable in advance on the first day of each and every month during the Term, without offset or deduction, to Landlord at the address set forth in PARAGRAPH 26 or at such other place as Landlord may hereafter designate in writing. Rent checks are to be made payable to Landlord, or such other person, form or corporation as Landlord may designate in writing.

                  A new subparagraph 3(e) is inserted in the lease as follows:

            (e) For each Renewal Term, Tenant shall notify Landlord that Tenant desires to exercise its option to extend the Term of this Lease for the next ensuing five (5) year period, and to obtain an appraisal of the Premises to determine the market rent for the Premises by delivering written notice to Landlord not less than one hundred twenty (120) days prior to the beginning of each renewal Term. Tenant shall include in such notice the name of an MAI appraiser selected by Tenant which has an office in Macomb County, Michigan. Landlord shall within thirty (30) days following receipt of such notice from Tenant give written notice to Tenant setting forth the name of a second MAI appraiser with an office in Macomb County, Michigan. If Landlord fails to notify Tenant of the name of an appraiser within the thirty (30) day period, then the appraiser selected by Tenant shall determine the market rent and the decision of said appraiser shall be binding upon the parties hereto. If Landlord has selected an appraiser in accordance with the provisions of this Paragraph, then the appraiser selected by Landlord and the appraiser selected by Tenant shall meet and select a third MAI appraiser with an office in Macomb County, Michigan. The appraiser selected by Landlord and the appraiser selected by Tenant shall each appraise the Premises for purposes of obtaining said market rent. The third appraiser shall determine and notify Landlord and Tenant which of the two appraisals made by Landlord's and Tenant's appraisers more closely reflects the market rent of the




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                  Premises, and the decision of the third appraiser shall be binding upon the parties hereto. Notwithstanding anything in this paragraph to the contrary, in no event shall the Base Rent for any Renewal Term be less than the Base Rent for the previous Renewal Term or the Initial Term, as applicable.

         4. COMPLETE AGREEMENT; NO ORAL MODIFICATION: The Lease, as modified by this First Amendment, represents the complete and integrated agreement of the parties with respect to the Premises and, except as set forth herein, there are no other agreements, covenants, representations or warranties (express or implied) between the parties. The Lease, as modified by this First Amendment, may not be amended except by a written document signed by the party to be bound thereby. The parties hereby ratify and confirm the Lease, as modified hereby.

         5. GOVERNING LAW AND RULES OF INTERPRETATION: This First Amendment is governed by the laws of the State of Michigan without regard to conflicts of laws. Without limiting a party's right to bring any action in any other jurisdiction or forum, each party submits itself to the jurisdiction of the federal and local courts sitting in the State of Michigan and to venue therein. It is the intent of the parties that this First Amendment be enforceable to the fullest extent permitted by law. If any provision of this First Amendment is capable of two or more interpretations or can be reformed so as to comply with applicable law while giving effect to the intent of such provision, then such provision shall be interpreted in the way most likely to be in compliance with applicable law. Although the printed provisions of this First Amendment were drawn by Landlord, this instrument shall not be construed either for or against Landlord or Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment under seal as of the day and year first above written.


                                  LANDLORD:

WITNESS:
/s/ Daniel P. Buettin
---------------------             THE BLACK FAMILY LIMITED PARTNERSHIP

                                  By: /s/ Monte R. Black
                                      ------------------------------------------
WITNESS:
/s/ Brad A. Martyn
---------------------             Name:  Monte R. Black
                                       -----------------------------------------
                                  Title: General Partner
                                         ---------------------------------------


                                  TENANT:

WITNESS:                          MPW INDUSTRIAL SERVICES, INC.

/s/ Rodd Lape
---------------------             By:   /s/ Daniel P. Buettin
                                      ------------------------------------------
WITNESS:                          Name:  Daniel P. Buettin
                                       -----------------------------------------
/s/ Matt W. Hughes                Title: Vice President, CFO and Secretary
----------------------                  ----------------------------------------




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                                 ACKNOWLEDGMENT


STATE OF     Ohio            )
          ------------------ ) SS.
COUNTY OF  Franklin          )
          ------------------


                  Before me, a Notary Public in and for said County, personally appeared the above-named The Black Family Limited Partnership, by Monte R. Black, General Partner ("Landlord"), who acknowledged that he did sign the foregoing instrument on behalf of Landlord, and that the same is his free act and deed on Landlord's behalf and the free act and deed of Landlord.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 11th day of February, 1998.

                                             /s/ Dawn M. Black
[Notarial Seal]                              -----------------------------------
                                             Notary Public

                                             My commission expires:
                                              September 26, 2001



                                 ACKNOWLEDGMENT


STATE OF     Ohio            )
          ------------------ ) SS.
COUNTY OF  Franklin          )
          ------------------


                  Before me, a Notary Public in and for said County, personally appeared the above-named Daniel P. Buettin, Vice President, CFO and Secretary of MPW Industrial Services, Inc. ("Tenant"), who acknowledged that he did sign the foregoing instrument on behalf of Tenant as such officer, and that the same is his free act and deed on Tenant's behalf and the free act and deed of Tenant.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 11th day of February, 1998.


                                       /s/ Dawn M. Black
[Notarial Seal]                        ----------------------------------------
                                       Notary Public

                                       My commission expires: September 26, 2001